UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08266
The India Fund, Inc.
(Exact name of registrant as specified in charter)
345 Park Avenue
New York, NY 10154
(Address of principal executive offices) (Zip code)
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-583-5000
Date of fiscal year end: December 31, 2009
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The Report to Shareholders is attached herewith.

The India Fund, Inc.
February 25, 2010

Dear Fund Shareholder,

We are pleased to provide you with the audited financial statements of The India Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2009.

The Fund’s net asset value (“NAV”) per share was $32.78 on December 31, 2009, representing an increase of 88.6%, including the reinvestment of dividends, from the Fund’s NAV per share on December 31, 2008, which was $17.38. The Fund underperformed comparative indices such as the S&P/IFC Investable India (USD) Index* and the BSE-500 (USD) Index* which rose 95.1% and 99%, respectively, during the same period. The Fund’s underperformance can be attributed largely to the July 2009 rights offering, as new shares were issued at a 5% discount to the Fund’s existing NAV per share, resulting in dilution which negatively affected performance. In addition, in line with the prospectus, it took approximately two months to fully invest the net proceeds from the rights offering. The higher-than-normal cash position during this period contributed to the Fund’s underperformance as the Indian market continued to rally strongly after the rights offering.

Global equity markets saw a remarkable recovery in 2009, fueled by an unprecedented fiscal and monetary stimulus effort that was coordinated by governments worldwide. Not surprisingly, emerging markets — the biggest losers in 2008 — were the year’s biggest winners, as investors regained their risk appetite and valuations dropped back to levels not seen in over a decade. India was at the forefront of these gains, finishing the year as the second best performing market in Asia, and the fourth best performing emerging market overall, outperformed only by Indonesia, Brazil and Russia.

This extraordinary performance came despite the year’s unpromising start as, initially, disappointing macro data seemed to reinforce investor skepticism that the efforts of governments and central banks would be enough to prevent a deep global recession. Fortunately, however, well-coordinated stimulus policies — in Asia alone totaling 350-500 basis points of interest rate cuts and US$1 trillion in announced fiscal stimulus — eventually proved effective, as subsequent data releases showed the region’s downturn moderating and in some cases, even stabilizing. While the largest policy response came from China, with its Rmb 4 trillion in announced fiscal stimulus, India also responded proactively, with three separate stimulus packages, while the Reserve Bank of India (“RBI”) slashed various interest rates by 300 - 400 basis points between October 2008 and January 2010.

Initially, the Indian stock market’s rebound from its March trough followed a similar path as the rest of Asia. As the second quarter unfolded, however, investor concern began focusing on the country’s May 2009 Parliamentary election, with the key worry being that there would be no decisive victory, resulting in a weak, fragmented coalition. However, somewhat surprisingly, the Indian National Congress (“INC”) led coalition, United Progressive Alliance, won 262 of the 543 seats (INC itself won 206 seats), paving the way for Prime Minister Manmohan Singh to pursue more aggressive structural reforms. Investors’ euphoria

THE INDIA FUND, INC.

could be seen in the following day’s trading session when the Sensex ended the day with a 17% gain. The May Parliamentary election was the single most important catalyst for India in 2009, and has clearly raised investor expectations that reform-oriented measures can be achieved. The key areas of focus are divestment of state-owned assets, easing of restrictions on foreign direct investment in sensitive sectors, pension fund liberalization, labor market reforms and the possible introduction of a goods & services tax.

On the domestic macro front, the March 2009 fiscal year gross domestic product (“GDP”) growth rate came in at 6.7% per annum, a disappointing result for India after it reported average GDP growth of 8.8% per annum for the previous five years. Nevertheless, subsequent events have shown that the initial cuts in growth forecasts were premature. With recession fears looming, the government early in the year announced a $4 billion stimulus package in coordination with the RBI freeing up of $4 billion in liquidity by cutting the cash reserve ratio (“CRR”), the repurchase rate and reverse repurchase rate. The 2009-2010 Budget provided a further impetus by lining up massive investment outlays for rural and urban infrastructure totaling more than $20 billion. Together, all of these measures had a stronger, more immediate-than-expected impact, with year-over-year industrial production increasing from 0.3% growth in February 2009 to an average of 9.6% growth in the six months ended November 2009. At the same time, India’s quarterly GDP growth accelerated from 5.8% in the first calendar quarter of 2009 to 6.1% in the second calendar quarter of 2009 and 7.9% in the third calendar of 2009. As a result, for the fiscal year ending March 31, 2010, GDP growth numbers were revised up to more than 7% after being downgraded to less than 6% just several months prior.

At the company level, Indian corporates have been quick to take advantage of the improving macro environment, restructuring their operations via cost-cutting and in many cases de-levering balance sheets. Although the secondary market saw $17.5 billion of inflows in 2009 (vs. a $12.7 billion outflow the previous year), an additional $7 billion, or 40% of this amount, was raised by Indian corporates directly via qualified institutional placements, with the funds largely used to retire high-cost debt. Operationally, India’s auto and consumer durable industries benefited from the stimulus efforts of the 6th Pay Commission, a government effort directed at raising salaries for government employees, including paying arrears accrued from January 2006 to September 2008. Nearly $4 billion was paid out in 2009, which served as a catalyst for consumer spending, especially in rural areas.

While we believe India should continue to benefit from the global recovery as well as its own strong internal growth dynamics, we believe, there are growing concerns about rising inflationary pressures and the expanding fiscal deficit. Historically, India’s overall fiscal deficit has always been high, averaging roughly 5% over the past 10 years. However, in the past year, given the projected outlay for infrastructure and rural employment incentives, this is forecasted to increase to 6.8% of GDP for the fiscal year ending March 31, 2010. A key solution to the expanding budget deficit would be to accelerate sales of state-owned assets. This is transpiring to a certain extent as roughly $900 million has been raised over the past six months in two separate asset sales, with more government sales anticipated for the 2011 fiscal year.

A second concern remains steadily rising inflation. India’s Wholesale Price Index, since registering a low of -1.0% in June 2009, had jumped to 7.3% by the end of the year and has continued to climb into 2010. In its most recent meeting, in January 2010, the RBI hiked the CRR by a greater-than-expected 75 basis

2

THE INDIA FUND, INC.

points to 5.75%, but left other rates unchanged. However, most investors believe it is only a matter of time before the more economically sensitive rates are also raised and other selective stimulus measures are rolled back. Unlike China, which is also moving proactively to normalize monetary conditions, we believe India’s economy is experiencing negative real interest rates, and hence arguably there is even more urgency to take added steps to tighten, or normalize, monetary policy.

The macro overhangs notwithstanding, we believe Indian equities trade at a reasonably attractive valuation of 15x forward earnings, based on the IBES consensus earnings per share growth forecasts of 10.8% for the fiscal year ending March 31, 2010 and 14.4% for the fiscal year ending March 31, 2011. Within these broad, aggregate numbers, however, we expect there will be striking differences among industries and companies, based on their growth outlook, pricing power, and operating efficiency. In short, we believe it will be a year for bottom-up stock-picking, rather than just correctly forecasting the macro trend. We remain positive on India’s long-term prospects given the reasonable current valuations, although the year 2010 could be more volatile due to earnings surprises and the normalization of monetary conditions.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 1-866-800-8933.

Sincerely,

Prakash Melwani
Director and President

*  Please note that the S&P/IFC Investable India Index and BSE-500 Index are unmanaged indices. Investors cannot directly invest in any of these indices. The indices do not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund’s or any other investment technique will be effective under all market conditions.

3

THE INDIA FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note F to the Financial Statements.)

4

THE INDIA FUND, INC.

December 31, 2009
Schedule of Investments

INDIA (99.84% of holdings)
COMMON STOCKS (98.00% of holdings)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India	97.84%
	Beverages – Alcoholic	0.29%
165,580	United Spirits, Ltd.		$2,939,334	$4,479,395

			2,939,334	4,479,395

	Beverages – Non-Alcoholic	0.15%
117,877	Tata Tea, Ltd.		1,557,279	2,387,684

			1,557,279	2,387,684

	Building & Construction	4.35%
307,590	B.L. Kashyap and Sons, Ltd.		2,878,912	3,021,038
2,348,170	Hindustan Construction Co., Ltd.		5,914,675	7,369,727
398,425	IRB Infrastructure Developers, Ltd.		2,078,886	2,095,081
891,805	IVRCL Infrastructures and Projects, Ltd.		3,821,364	6,718,002
8,277,072	Jaiprakash Associates, Ltd.		18,979,824	26,128,761
560,916	KEC International, Ltd.		4,084,278	7,068,856
1,009,324	Madhucon Projects, Ltd.		3,009,573	3,727,352
1,677,609	Nagarjuna Construction Co., Ltd.		1,957,527	5,973,564
567,734	Orbit Corporation, Ltd.		2,215,892	3,829,627
234,595	Titagarh Wagons, Ltd.		3,985,505	2,233,530

			48,926,436	68,165,538

	Building – Residential/Commercial	0.25%
748,582	Sobha Developers, Ltd.		4,154,544	3,966,109

			4,154,544	3,966,109

	Cement	0.58%
73,059	Grasim Industries, Ltd.		2,670,172	3,889,938
808,040	Sagar Cements, Ltd.		3,467,591	2,989,236
114,670	UltraTech Cement, Ltd.		2,005,438	2,254,959

			8,143,201	9,134,133

	Chemicals	0.56%
229,357	Tata Chemicals, Ltd.		772,594	1,588,027
1,937,084	United Phosphorus, Ltd.		6,065,073	7,238,829

			6,837,667	8,826,856

	Computer – Integrated Systems	0.31%
1,491,200	HCL Infosystems, Ltd.		4,961,792	4,904,441

			4,961,792	4,904,441

5

See accompanying notes to financial statements.

THE INDIA FUND, INC.

December 31, 2009
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Computer Software & Programming	14.58%
632,750	Everonn Education, Ltd.+		$6,844,133	$5,573,530
849,808	HCL Technologies, Ltd.		5,468,747	6,781,481
2,417,104	Infosys Technologies, Ltd.		39,859,602	135,320,946
22,600	Infosys Technologies, Ltd. ADR		999,358	1,249,102
2,030,873	KPIT Cummins Infosystems, Ltd.		1,787,620	5,549,060
191,633	Mphasis, Ltd.		1,518,932	2,981,049
98,662	Patni Computer Systems, Ltd.		383,928	1,027,539
309,896	Redington (India), Ltd.		2,095,040	2,066,750
1,116,225	Satyam Computer Services, Ltd. +		2,211,718	2,350,705
2,212,615	Tata Consultancy Services, Ltd.		20,821,720	35,648,611
1,973,168	Wipro, Ltd.		16,855,572	28,807,786
52,900	Wipro, Ltd. ADR		1,002,889	1,178,083

			99,849,259	228,534,642

	Consumer Non-Durables	1.73%
5,039,214	ITC, Ltd.		15,214,212	27,164,217

			15,214,212	27,164,217

	Consumer Products	0.66%
3,766,248	Marico, Ltd.		5,666,070	8,336,167
66,027	Titan Industries, Ltd.		1,161,330	2,017,701

			6,827,400	10,353,868

	Consumer Staples	1.13%
1,075,725	Dabur India, Ltd.		2,786,613	3,674,363
2,465,971	Hindustan Unilever, Ltd.		11,387,546	14,029,565

			14,174,159	17,703,928

	Diversified Financial Services	1.57%
2,605,992	Infrastructure Development Finance Co., Ltd.		4,310,146	8,632,506
2,020,373	Power Finance Corp.		6,151,336	11,335,971
155,831	Reliance Capital, Ltd.		1,607,994	2,869,989
1,040,000	SREI Infrastructure Finance, Ltd.		1,671,436	1,738,734

			13,740,912	24,577,200

	Diversified Operations	0.30%
798,398	Sintex Industries, Ltd.		2,991,381	4,677,839

			2,991,381	4,677,839

6

See accompanying notes to financial statements.

THE INDIA FUND, INC.

December 31, 2009
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Electric – Integrated	0.86%
581,830	CESC, Ltd.		$3,580,123	$4,833,059
5,354,891	National Hydroelectric Power Corp., Ltd.+		3,930,538	3,918,213
1,925,757	PTC India, Ltd.		2,966,886	4,672,138

			10,477,547	13,423,410

	Electric – Transmission	0.89%
1,132,674	Crompton Greaves, Ltd.		8,492,314	10,365,300
1,480,004	Power Grid Corp. of India, Ltd.		3,028,231	3,501,632

			11,520,545	13,866,932

	Electronics & Electrical Equipment	8.10%
162,170	Bharat Electronics, Ltd.		3,772,410	6,741,895
673,249	Bharat Heavy Electricals, Ltd.		8,774,690	34,810,453
2,695,955	Exide Industries, Ltd.		3,630,947	6,694,264
3,131,217	JSW Energy, Ltd. +		6,678,505	6,728,735
3,363,562	Jyoti Structures, Ltd.		5,517,148	12,490,029
848,041	Lanco Infratech, Ltd.+		3,436,999	10,530,579
3,239,260	NTPC, Ltd.		13,752,738	16,406,868
2,032,659	Punj Lloyd, Ltd.		10,260,905	8,956,629
427,757	Reliance Infrastructure, Ltd.		5,082,310	10,542,484
247,177	Siemens India, Ltd.		1,526,113	3,092,169
337,287	Tata Power Co., Ltd.		5,143,308	9,987,421

			67,576,073	126,981,526

	Energy – Alternate Sources	0.18%
781,946	Websol Energy Systems, Ltd.		3,247,755	2,821,290

			3,247,755	2,821,290

	Engineering	1.53%
553,137	Larsen & Toubro, Ltd.		11,928,527	19,962,142
312,159	Thermax, Ltd.		184,069	4,080,841

			12,112,596	24,042,983

	Finance	15.40%
686,225	Allahabad Bank , Ltd.		2,014,362	1,859,525
329,412	Axis Bank, Ltd.		2,654,342	6,998,811
1,346,539	Bank of Baroda		10,915,488	14,795,001
1,067,899	HDFC Bank, Ltd.		22,063,562	39,021,284
909,100	Housing Development Finance Corp., Ltd.		17,091,824	52,314,031
1,748,962	ICICI Bank, Ltd.		11,786,819	32,912,131
170,600	ICICI Bank, Ltd. ADR		5,457,677	6,433,326
2,106,806	IDBI Bank, Ltd.		5,613,314	5,770,118
840,798	Indian Bank		3,019,896	3,144,749

7

See accompanying notes to financial statements.

THE INDIA FUND, INC.

December 31, 2009
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Finance (concluded)
854,436	Punjab National Bank, Ltd.		$9,036,346	$16,650,807
1,902,640	Rural Electrification Corp., Ltd.		7,875,090	9,955,793
3,401,439	South Indian Bank, Ltd.		4,224,867	10,876,418
690,126	State Bank of India		4,690,226	33,656,526
22,550	State Bank of India GDR		257,070	2,232,450
815,276	Yes Bank, Ltd.+		3,325,174	4,678,617

			110,026,057	241,299,587

	Food	1.75%
1,176,124	Bajaj Hindusthan, Ltd.		3,987,968	5,680,324
2,570,164	Balrampur Chini Mills, Ltd.		3,978,703	7,337,408
1,219,005	Lakshmi Energy and Foods, Ltd.		3,674,986	4,077,321
2,171,241	Shree Renuka Sugars, Ltd.		9,684,615	10,355,795

			21,326,272	27,450,848

	Hotels & Leisure	0.35%
2,302,254	Hotel Leelaventure, Ltd.		1,515,285	2,409,365
819,393	Indian Hotels Co., Ltd.		1,360,789	1,802,189
122,427	Mahindra Holidays & Resorts India, Ltd. +		929,680	1,213,615

			3,805,754	5,425,169

	Information Technology	0.14%
550,576	NIIT Technologies, Ltd.		2,074,784	2,128,476

			2,074,784	2,128,476

	Investment Companies	0.29%
345,130	Bajaj Holdings and Investment, Ltd.		3,401,527	4,598,643

			3,401,527	4,598,643

	Metal – Aluminum	0.35%
1,591,658	Hindalco Industries, Ltd.		4,528,697	5,498,206

			4,528,697	5,498,206

	Metal – Diversified	2.77%
605,662	Hindustan Zinc, Ltd.		7,348,234	15,787,429
1,354,376	Sterlite Industries (India), Ltd.		15,778,576	25,077,857
142,800	Sterlite Industries (India), Ltd. ADR		1,993,031	2,601,816

			25,119,841	43,467,102

	Motorcycle/Motor Scooter	0.56%
232,442	Bajaj Auto, Ltd.		5,403,880	8,799,679

			5,403,880	8,799,679

8

See accompanying notes to financial statements.

THE INDIA FUND, INC.

December 31, 2009
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Oil & Gas	0.66%
360,161	Oil India, Ltd.+		$8,572,392	$9,595,909
546,262	Reliance Natural Resources, Ltd.+		709,990	815,842

			9,282,382	10,411,751

	Petroleum Related	14.26%
1,871,248	Cairn India, Ltd.+		6,204,120	11,315,551
1,542,362	GAIL India, Ltd.		10,293,037	13,691,839
785,501	Hindustan Petroleum Corp., Ltd.		4,648,959	6,594,934
1,535,513	Oil and Natural Gas Corp., Ltd.		23,391,301	38,855,557
6,539,725	Reliance Industries, Ltd.		52,720,962	153,097,162

			97,258,379	223,555,043

	Pharmaceuticals	4.50%
269,183	Aurobindo Pharma, Ltd.		5,037,605	5,287,059
288,764	Cadila Healthcare, Ltd.		3,828,638	4,024,142
555,851	Cipla, Ltd.		2,096,799	4,008,673
398,577	Dr. Reddy’s Laboratories, Ltd.		9,177,914	9,796,763
57,200	Dr. Reddy’s Laboratories, Ltd. ADR		945,350	1,384,812
218,899	Glenmark Pharmaceuticals, Ltd.		1,140,830	1,293,590
978,691	Lupin, Ltd.		18,013,888	31,342,929
506,037	Piramal Healthcare, Ltd.		4,098,408	4,049,601
286,276	Sun Pharmaceutical Industries, Ltd.		3,585,617	9,271,442

			47,925,049	70,459,011

	Power & Energy	0.23%
3,600,000	GVK Power & Infrastructure, Ltd.+		3,225,467	3,601,160

			3,225,467	3,601,160

	Publishing	1.08%
600,000	Business India Publications (Preferential Shares)+		1,003,792	326,206
206,912	D. B. Corp., Ltd.+		940,005	942,631
5,289,238	Jagran Prakashan, Ltd.		10,922,569	15,588,675

			12,866,366	16,857,512

	Real Estate Operation/Development	1.11%
646,000	Anant Raj Industries, Ltd.		1,994,238	1,851,168
180,819	DLF, Ltd.		1,355,322	1,403,304
1,106,942	Housing Development and Infrastructure, Ltd.+		4,912,750	8,578,890
1,154,678	Indiabulls Real Estate, Ltd.+		4,236,266	5,631,335

			12,498,576	17,464,697

9

See accompanying notes to financial statements.

THE INDIA FUND, INC.

December 31, 2009
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Retail – Jewelry	0.06%
343,388	Gitanjali Gems, Ltd.		$1,063,448	$920,916

			1,063,448	920,916

	Retail – Major Department Stores	0.13%
250,000	Pantaloon Retail India, Ltd.		2,010,220	2,047,115

			2,010,220	2,047,115

	Shipbuilding	0.32%
4,700,000	Pipavav Shipyard, Ltd.*+		9,488,959	4,939,873

			9,488,959	4,939,873

	Steel	4.87%
2,482,820	Jindal Saw, Ltd.		5,824,083	10,033,186
2,511,782	Jindal Steel & Power, Ltd.		2,308,152	37,996,539
348,300	JSW Steel, Ltd.		4,194,444	7,579,370
1,134,224	Steel Authority of India, Ltd.		2,017,894	5,865,499
2,553,215	Welspun Gujarat Stahl Rohren, Ltd.		11,869,183	14,816,713

			26,213,756	76,291,307

	Telecommunications	2.37%
3,752,010	Bharti Airtel, Ltd.		12,219,603	26,510,388
2,106,684	Reliance Communications, Ltd.		10,208,797	7,827,348
1,608,954	Usha Martin, Ltd.		1,913,849	2,791,942

			24,342,249	37,129,678

	Televisions	1.28%
444,944	Sun TV Network, Ltd.		2,512,802	3,284,372
3,035,574	Zee Entertainment Enterprises, Ltd.		13,653,553	16,748,332

			16,166,355	20,032,704

	Textiles	0.24%
938,258	Bombay Rayon Fashions, Ltd.		4,442,661	3,814,729

			4,442,661	3,814,729

	Transportation	0.19%
1,532,848	Transport Corporation of India, Ltd.		2,619,885	2,977,747

			2,619,885	2,977,747

	Vehicle Components	1.45%
4,198,271	Apollo Tyres, Ltd.		3,267,436	4,402,614
16,268	Bosch, Ltd.		1,015,998	1,617,064

10

See accompanying notes to financial statements.

THE INDIA FUND, INC.

December 31, 2009
Schedule of Investments (continued)

COMMON STOCKS (concluded)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (concluded)
1,478,000	Cummins India, Ltd.		$8,814,464	$13,604,841
941,956	JK Tyre & Industries, Ltd.		2,750,187	3,137,492

			15,848,085	22,762,011

	Vehicles	5.46%
7,586,588	Ashok Leyland, Ltd.		4,977,617	8,078,123
562,934	Hero Honda Motors, Ltd.		12,386,728	20,763,899
1,252,491	Mahindra & Mahindra, Ltd.		15,971,261	29,089,766
715,549	Maruti Suzuki India, Ltd.		19,162,642	23,982,078
345,000	Tata Motors, Ltd. – A		3,019,552	3,670,560

			55,517,800	85,584,426

	TOTAL INDIA		851,708,541	1,533,529,381

	United States	0.16%
	Computer Software & Programming	0.16%
56,100	Cognizant Technology Solutions, Corp.+		927,142	2,541,330

			927,142	2,541,330

	TOTAL UNITED STATES		927,142	2,541,330

	TOTAL COMMON STOCKS		852,635,683	1,536,070,711

EXCHANGE TRADED FUNDS (1.19% of holdings)
846,700	WisdomTree India Earnings	1.19%	16,420,346	18,686,669

	TOTAL EXCHANGE TRADED FUNDS		16,420,346	18,686,669

EXCHANGE TRADED NOTE (0.81% of holdings)
196,800	iPath MSCI India Index ETN+	0.81%	10,194,225	12,607,008

	TOTAL EXCHANGE TRADED NOTE		10,194,225	12,607,008

	TOTAL INVESTMENTS++	100.00%	$879,250,254	$1,567,364,388

11

See accompanying notes to financial statements.

THE INDIA FUND, INC.

December 31, 2009
Schedule of Investments (concluded)

Footnotes and Abbreviations

ADR	– American Depository Receipts
GDR	– Global Depository Receipts

+	Non income producing
++	As of December 31, 2009, the aggregate cost for federal income tax purposes was $887,126,716.

Excess of value over tax cost	$701,127,714
Excess of tax cost over value	(20,890,042)

$680,237,672

*	Denotes restricted shares. Sale of these shares is restricted for one year from the date of acquisition. As of December 31, 2009, the Fund held the following restricted security:

	ACQUISITION		% OF NET
SECURITY	DATE	COST	ASSETS

Pipavav Shipyard, Ltd.	10/09/09	$9,488,959	0.31%

12

See accompanying notes to financial statements.

THE INDIA FUND, INC.

December 31, 2009
Statement of Assets and Liabilities

ASSETS
Investments, at value (Cost $879,250,254)	$1,567,364,388
Cash (including Indian Rupees of $36,100,084 with a cost of $35,969,363)	48,433,608
Receivables:
Tax refund receivable	1,116,136
Dividends	66,288
Securities sold	4,366,248
Prepaid expenses	183,012

Total Assets	1,621,529,680

LIABILITIES
Payable for securities purchased	5,865,858
Accrued tax and interest expense payable	4,956,314
Due to Investment Manager	1,259,435
Accrued foreign taxes	322,384
Due to Administrator	268,116
Accrued Printing expense	101,928
Accrued Custodian fees	36,134
Accrued expenses	102,370

Total Liabilities	12,912,539

Net Assets	$1,608,617,141

NET ASSET VALUE PER SHARE ($1,608,617,141 / 49,069,239 shares issued and outstanding)	$32.78

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 60,419,183 shares issued (100,000,000 shares authorized)	$60,219
Paid-in capital	1,323,500,628
Cost of 11,349,944 shares repurchased	(392,963,668)
Undistributed net investment income	2,457,156
Accumulated net realized loss on investments	(12,654,708)
Net unrealized appreciation in value of investments, foreign currency holdings and
on translation of other assets and liabilities denominated in foreign currency	688,217,514

$1,608,617,141

13

See accompanying notes to financial statements.

THE INDIA FUND, INC.

	For the Year Ended
Statement of Operations	December 31, 2009

Investment Income
Dividends (net of taxes withheld of $451)		$12,716,937
Interest		3,666

Total investment income		12,720,603

Expenses
Management fees	10,371,549
Administration fees	2,119,685
Foreign Tax Expense	322,384
Custodian fees	312,492
Insurance	236,548
Audit fees and tax fees	210,423
Directors’ fees	176,500
Printing	127,223
Legal fees	77,012
ICI fees	52,062
NYSE fees	33,187
Transfer Agent fee	13,914
Miscellaneous expenses	30,883
Foreign tax refund	(990,434)

Total expenses		13,093,428

Net investment loss		(372,825)

Net Realized and Unrealized Gain on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:
Net realized gain on:
Security transactions		13,082,387
Foreign currency related transactions		2,585,313

		15,667,700

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		648,417,767

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		664,085,467

Net increase in net assets resulting from operations		$663,712,642

14

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(372,825)	$(2,786,979)
Net realized gain(loss) on investments and foreign currency related transactions	15,667,700	(6,229,536)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency	648,417,767	(1,637,953,762)

Net increase (decrease) in net assets resulting from operations	663,712,642	(1,646,970,277)

Distribution to shareholders
Net investment income ($0 per share, and $0.26 per share, respectively)	—	(9,976,560)
Short term capital gains ($0 per share, and $0.52 per share, respectively)	—	(19,953,120)
Long term capital gains ($0 per share, and $6.34 per share, respectively)	—	(243,434,150)

Decrease in net assets resulting from distributions	—	(273,363,830)

Capital Share Transactions
Reinvestments (29,085 shares and 238,163 shares at $16.36 and $16.50 per share, respectively)	475,831	3,929,673
Exercise of Rights (11,614,192 shares at $26.42 per share, net of expenses of $921,470)	305,925,482	—
Shares repurchased under Repurchase Offer (1,183,586 shares and 4,145,385 shares, respectively) (net of repurchase fee of $655,886 and $3,389,777, respectively) (including expenses of $445,490 and $533,804, respectively)	(32,583,905)	(166,632,872)

Net increase (decrease) in net assets resulting from capital share transactions	273,817,408	(162,703,199)

Total increase (decrease) in net assets	937,530,050	(2,083,037,306)

NET ASSETS
Beginning of year	671,087,091	2,754,124,397

End of year (including undistributed net investment income of $2,457,156 and distribution in excess of net investment income of $20,253, respectively)	$1,608,617,141	$671,087,091

15

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Year

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005
Per Share Operating Performance
Net asset value, beginning of year	$17.38	$64.78	$42.65	$34.07	$28.47

Net investment income (loss)	(0.01)[2]	(0.07)[2]	(0.14)[2]	(0.14)[2]	0.04 [2]
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	15.85	(40.28)	31.82	13.83	11.35
Income tax (expense) reversal	—	—	—	0.56 [3]	(0.80)[4]

Net increase (decrease) from investment operations after income taxes	15.84	(40.35)	31.68	14.25	10.59

Less: dividends and distributions
Dividends from:
Net investment income	—	(0.26)	(0.13)	(0.14)	(0.06)
Short term capital gains	—	(0.52)	(0.82)	(0.14)	(0.51)
Long term capital gains	—	(6.34)	(8.66)	(4.84)	(3.89)

Total dividends and distributions	—	(7.12)	(9.61)	(5.12)	(4.46)

Capital share transactions
Anti-dilutive (dilutive) effect of Share Repurchase Program	— [5]	0.07	0.06	— [5]	(0.01)
Dilutive effect of Rights Offer	(0.44)	—	—	(0.55)	(0.52)

Total capital share transactions	(0.44)	0.07	0.06	(0.55)	(0.53)

Net asset value, end of year	$32.78	$17.38	$64.78	$42.65	$34.07

Per share market value, end of year	$30.70	$18.30	$62.26	$45.90	$39.73
Total Investment Return Based on:
Market Value[1]	67.76%	(57.63)%	59.57%	29.05%	49.32%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$1,608,617	$671,087	$2,754,124	$1,913,341	$1,083,714
Ratios of expenses after income taxes to average net assets	1.25%	1.28%	1.21%	0.00%	4.13%
Ratios of expenses before income taxes to average net assets	1.25%	1.28%	1.21%	1.41%	1.49%
Ratios of net investment income (loss) to average net assets	(0.04)%	(0.17)%	(0.28)%	(0.34)%	0.12%
Portfolio turnover	49.64%	49.41%	29.39%	35.02%	50.28%

16

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Year

[1]	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
[2]	Based on average shares outstanding.
[3]	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note B).
[4]	A provision of $25,507,350 was made for U.S. federal income tax purposes for the fiscal year ended December 31, 2005. This provision was made as, at that time, it was unclear whether the Fund qualified as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004 (see Note B).
[5]	Less than $0.01 per share.

17

See accompanying notes to financial statements.

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements

NOTE A: ORGANIZATION

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

In June 2009 the Financial Accounting Standards Board (“FASB”) issued The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. The standard identifies the FASB Accounting Standards Codification as the single source of authoritative U.S. accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the Securities and Exchange Commission and its staff. It is effective for financial statements issued for interim and fiscal years ending on or after September 15, 2009. The Fund adopted the standard effective September 30, 2009. The adoption did not have a material effect on the Fund’s financial statements.

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and those differences could be material.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at estimated fair value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sales price prior to the time of determination, if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii)	at the last available closing price if no bid or asked price is available on such date, if deemed representative of fair value.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are

18

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated daily.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. At December 31, 2009, the Fund’s cash balance included Indian Rupees of $2,958,391 reflecting early payments to the National Security Clearing Corporation for securities purchased but not yet settled. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. federal income or excise taxes for 2009 as it is the Fund’s intention to continue to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency dividend procedure, the maximum amount that the Fund will be obligated to pay to the Internal Revenue Service in interest and penalties is approximately $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 to the prior year’s tax provision. As of December 31, 2009, the matter is still under review by the Internal Revenue Service.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008

Ordinary income	$0	$29,742,396
Long term capital gains	0	243,621,434

Total	$0	$273,363,830

19

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

At December 31, 2009, the Fund had tax basis undistributed ordinary income of $3,810,165.

Under federal tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2009, the Fund will defer post-October currency losses of $123,213 to the year ended December 31, 2010. At December 31, 2009, the Fund had a capital loss carryforward of $6,008,042 available to offset future capital gains. If not utilized against future capital gains, the capital loss carryforward will expire December 31, 2017.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the ordinary course of business, the fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable.

At December 31, 2009, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns. However, management’s conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effects of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for U.S. federal income tax reporting purposes.

20

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

The following permanent difference is primarily attributable to a re-designation of dividends paid, foreign currency gains (losses), and investments in Passive Foreign Investment Companies and has been reclassified to the accounts in the chart below as of December 31, 2009. Net assets were not affected by this reclassification.

	Undistributed	Accumulated
Paid-in Capital	Net Investment Loss	Net Realized Loss

$0	$2,850,234	$(2,850,234)

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P. (“Blackstone”), serves as the Fund’s Investment Manager under the terms of a management agreement dated March 16, 2006 (the “Management Agreement”). Blackstone Fund Services India Private Limited (“Blackstone India”), an affiliate of Blackstone, serves as the Fund’s Country Adviser under the terms of a country advisory agreement dated March 16, 2006 (the “Country Advisory Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, Blackstone India provides statistical and factual information and research regarding economic and political factors and investment opportunities in India to Blackstone Advisors. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s

21

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. Blackstone India receives from Blackstone Advisors a monthly fee at an annual rate of 0.10% of the Fund’s average weekly net assets. For the year ended December 31, 2009, the Fund paid a total of $10,371,549 in management fees to Blackstone Advisors.

Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the year ended December 31, 2009, the Fund paid a total of $2,100,419 in administrative fees to Blackstone Advisors. Blackstone Advisors subcontracts certain of these services to PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.).

In addition, Multiconsult Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2009, fees and expenses of the Mauritius Administrator amounted to $19,266.

The Fund pays each of its directors who is not a director, officer or employee of Blackstone Advisors, Blackstone India or any affiliate thereof (each “Independent Director”) an annual fee of $20,000. The Fund pays an additional annual fee of $10,000 to the Chairman of the Fund. The Fund also pays each Independent Director a fee of (i) $2,000 for each in-person meeting, including each in-person committee meeting; (ii) $4,000 for traveling to Mauritius to attend an in-person meeting; (iii) $1,000 for each telephonic meeting of thirty minutes or less; and (iv) $1,500 for each telephonic meeting lasting over thirty minutes. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the year ended December 31, 2009, the Fund paid $176,500 in Directors’ fees.

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $742,499,225 and $506,945,795, respectively, for the year ended December 31, 2009.

NOTE E: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate

22

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 21.115%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at a rate of 15%. The Fund is not taxed on long-term capital gains for Mauritius tax purposes.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Fund for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

NOTE F: SEMI-ANNUAL REPURCHASE OFFERS

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund’s Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund’s then-outstanding shares.

23

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

During the year ended December 31, 2009, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #12	Repurchase Offer #13

Commencement Date	February 20, 2009	August 21, 2009

Expiration Date	March 13, 2009	September 11, 2009

Pricing Date	March 20, 2009	September 18, 2009

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	160,011.1776	1,023,575.0577

Final Pro-ration Odd Lot Shares	no proration	no proration

Final Pro-ration Non-Odd Lot Shares	no proration	no proration

% of Non-Odd Lot Shares Accepted	no proration	no proration

Shares Accepted for Tender	160,011.1776	1,023,575.0577

Net Asset Value per share as of Pricing Date ($)	15.41	29.63

Repurchase Fee per Share ($)	0.3082	0.5926

Repurchase Offer Price ($)	15.1018	29.0374

Repurchase Fee ($)	49,315	606,571

Expenses ($)	241,973	203,517

Total Cost ($)	2,658,430	29,925,475

24

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

During the year ended December 31, 2008, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #10	Repurchase Offer #11

Commencement Date	February 22, 2008	August 22, 2008

Expiration Date	March 14, 2008	September 12, 2008

Pricing Date	March 24, 2008	September 19, 2008

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	4,071,660.2142	2,481,315.0000

Final Pro-ration Odd Lot Shares	53,998.2142	202,199.0271

Final Pro-ration Non-Odd Lot Shares	2,071,839.7858	1,817,347.9726

% of Non-Odd Lot Shares Accepted	51.5683%	79.7392%

Shares Accepted for Tender	2,125,838.0000	2,019,547.0000

Net Asset Value per share as of Pricing Date ($)	44.92	36.64

Repurchase Fee per Share ($)	0.8984	0.7328

Repurchase Offer Price ($)	44.0216	35.9072

Repurchase Fee ($)	1,909,853	1,479,924

Expenses ($)	281,419	252,385

Total Cost ($)	93,864,209	72,768,663

25

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

NOTE G: 2005 RIGHTS OFFER

On December 17, 2004, the Fund commenced a rights offering and issued to stockholders as of December 17, 2004 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 7,546,991 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,886,747 shares, for an aggregate total of 9,433,738 shares. The offer expired on January 31, 2005. The Fund sold 9,433,738 shares at the subscription price per share of $26.50 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $249,994,057, and the Fund incurred costs of $572,549.

NOTE H: 2006 RIGHTS OFFER

On July 3, 2006, the Fund commenced a second rights offering and issued to stockholders as of July 3, 2006 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 10,565,220 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 2,641,305 shares, for an aggregate total of 13,206,525 shares. The offer expired on August 4, 2006. The Fund sold 13,206,525 shares at the subscription price per share of $34.00 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $449,021,850, and the Fund incurred costs of $1,127,708.

NOTE I: 2009 RIGHTS OFFER

On July 20, 2009, the Fund commenced a third rights offering and issued to stockholders as of July 20, 2009, one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 12,826,207 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 3,206,551 shares, for an aggregate total of 16,032,758 shares. The offer expired on August 14, 2009. The Fund sold 11,614,192 shares at the subscription price per share of $26.42 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $306,846,952, and the Fund incurred costs of $921,470.

NOTE J: CONCENTRATION OF RISKS

At December 31, 2009, substantially all of the Fund’s net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as

26

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At December 31, 2009, the Fund had a concentration of its investment in finance, industrial, and computer software and programming industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE K: FAIR VALUE MEASUREMENTS

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•	Level 2 — other significant observable inputs (including, but not limited to quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions used in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Manager. The Investment Manager considers observable

27

THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (continued)

data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of December 31, 2009, is as follows:

Investments in
Valuation Inputs	Securities*

Level 1 — Quoted Prices	$1,554,426,943
Level 2 — Other Significant Observable Inputs	4,939,873
Level 3 — Significant Unobservable Inputs	7,997,572

Total	$1,567,364,388

*	See Schedule of Investments for identification of securities by security type and industry classification.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Investments in Equity Securities
				Electronics &
	Publishing	Retail Stores	Shipbuilding	Electrical Equipment

Balance, as of December 31, 2008	$104,680	$199,887	$2,978,017	$0
Realized gain (loss)	0	0	0	0
Change in unrealized appreciation (depreciation)	224,152	(104,605)	2,033,899	50,230
Net purchases (sales)	940,005	0	0	6,678,505
Net transfers in/out of Level 3	0	(95,282)	(5,011,916)	0

Balance, as of December 31, 2009	$1,268,837	$0	$0	$6,728,735

Effective January 1, 2009, the Fund adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those

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THE INDIA FUND, INC.

December 31, 2009
Notes to Financial Statements (concluded)

circumstances. The guidance also provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

NOTE L: FINANCIAL DERIVATIVE INSTRUMENTS

Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund’s financial statements. At December 31, 2009, the Fund held no derivative instruments.

NOTE M: SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund following the fiscal year ended December 31, 2009, through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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THE INDIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 25, 2010

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THE INDIA FUND, INC.

The following sections of this Annual Report are not a part of the audited financial statements.
Continuation of the Management Agreement

APPROVAL OF CONTINUATION OF MANAGEMENT AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Fund’s Board of Directors, including a majority of its Directors who are not affiliated with the Fund’s investment adviser (the “Independent Directors”) voting separately, approve the Fund’s advisory agreements and the related fees for its initial term of two years and on an annual basis thereafter at a meeting called for the purpose of voting on the agreement’s approval or continuation. At a meeting held in person on October 27, 2009, the Board, including the Independent Directors, considered the continuation of the management agreement (the “Management Agreement”) dated March 16, 2006 between the Fund and Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”) as well as the country advisory agreement (the “Country Advisory Agreement”) dated March 16, 2006 between Blackstone Advisors and Blackstone Fund Services India Private Limited (“Blackstone India). At the October 27, 2009 meeting, the Board, including the Independent Directors, unanimously approved the continuation of the Management Agreement for an additional one-year term through December 31, 2010. In making this decision, the Independent Directors were represented by independent counsel (“independent counsel”) who assisted them in their deliberations prior to and during the Board meeting and in an executive session with just the Independent Directors and their independent counsel present. The Board of Directors also approved the continuation of the administration agreement dated January 1, 2006 between the Fund and Blackstone Advisors, pursuant to which Blackstone Advisors serves as the Fund’s administrator.

In considering the continuation of the Management Agreement and the Country Advisory Agreement, the Independent Directors, through their independent counsel, requested and received information prepared by Blackstone Advisors and Blackstone India, which included, among other things, information about Blackstone Advisors’ and Blackstone India’s business, personnel and operations, services, compensation from and other benefits from its relation with the Fund and compliance activities. The materials provided by Blackstone Advisors and Blackstone India also included information regarding the Fund’s investment performance and expenses compared to those of other funds determined by Blackstone Advisors to have investment objectives and policies similar to those of the Fund and to the Fund’s comparative index as well as an analysis of the profitability of the investment advisory relationship to Blackstone Advisors. Fund counsel provided the Board a memorandum outlining its legal duties. Independent counsel separately provided a memorandum to the Independent Directors outlining their responsibilities with respect to approval of the Management Agreement and the Country Advisory Agreement. This information supplemented the information received by the Board at meetings throughout the past year and the Directors’ general knowledge and familiarity with the Fund, including their knowledge and familiarity with the investment management capabilities of Blackstone Advisors and Blackstone India and the scope and quality of their services to the Fund.

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THE INDIA FUND, INC.

Continuation of the Management Agreement
(continued)

In considering the continuation of the Management Agreement and the Country Advisory Agreement, the Board considered the following factors, among others:

1. The qualifications of Blackstone Advisors and Blackstone India, including the nature, extent and quality of the services to be provided and the investment performance of the Fund. Blackstone Advisors and Blackstone India. The Directors reviewed the services that Blackstone Advisors and Blackstone India provide to the Fund, including, but not limited to, making the day-to-day decisions for investing the Fund’s assets in accordance with the Fund’s objectives and policies and investment restrictions, subject to the supervision and direction of the Board. Blackstone Advisors also makes available research and statistical data to the Fund and monitors the performance of the Fund’s outside service providers, including the Fund’s sub-administrator, transfer agent and custodian.

In addition, the Directors considered the education, background and experience of the personnel and management teams at Blackstone Advisors and Blackstone India, and in particular, the performance record of Punita Kumar-Sinha, the Fund’s portfolio manager. Among other things, they took into consideration the favorable history of Ms. Kumar-Sinha for the Fund. The Directors also discussed at length Blackstone Advisors’ and Blackstone India’s employee turnover, compensation and budget structure and its ability and efforts to attract and retain quality and experienced personnel. They discussed at length the quality of the support provided by Blackstone Advisors, Blackstone India and their affiliates to the Fund. The Directors also discussed Blackstone Advisors’ investment outlook for the Fund and relevant financial and capital markets.

The Directors reviewed the past investment performance of the Fund, Blackstone Advisors and Blackstone India as well as the past investment performance of the Fund’s peers. In particular, the Directors focused on the analysis of the Fund’s performance in the materials provided by Blackstone Advisors and Blackstone India, noting that the Fund’s performance was comparable to that of its peer group, which consisted of the Fund and three other funds and exceeded performance of all three funds in its peer group during the one-year period ended September 30, 2009. The Fund also underperformed the IFC Investable India Index for the one-year period ended September 30, 2009, but outperformed the IFC Investable India Index during the period commencing on July 31, 1997, the date Ms. Kumar-Sinha became the Fund’s portfolio manager, and ended September 30, 2009. The Directors noted that the Fund underperformed the IFC Investable India Index, over the three-year and five-year periods ended September 30, 2009 and considered the explanation for such performance provided by Blackstone Advisors. However, the Fund’s performance was strong over each of those periods in absolute terms. The Directors recognized that past performance is not an indicator of future performance, but concluded that Blackstone Advisors has appropriate expertise to continue to manage the Fund in accordance with its investment objectives and strategies under current and anticipated market conditions.

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THE INDIA FUND, INC.

Continuation of the Management Agreement
(continued)

2. The reasonableness of the advisory fees.  The Directors considered the costs of the services provided by Blackstone Advisors and Blackstone India. As part of their analysis, the Directors gave substantial consideration to the comparisons of fees and expense ratios of the Fund as described in the materials provided by Blackstone Advisors. Under the Management Agreement, the Fund pays to Blackstone Advisors a monthly fee at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. Under the Country Advisory Agreement, Blackstone Advisors pays Blackstone India a monthly fee at an annual rate of 0.10% of the Fund’s average weekly net assets.

In reviewing the investment advisory fees, the Directors reviewed the advisory fee and noted that the fees paid by the Fund on a twelve month trailing basis through September 30, 2009 were lower than all but one fund in its peer group. The peer group consisted of the Fund and three other funds. The Directors also noted that the Fund on a twelve month trailing basis through September 30, 2009 had the lowest expense ratio among the funds in its peer group. The Directors noted that the small number and the varying sizes of funds in the peer group made meaningful comparisons difficult. The Directors considered the other benefits to Blackstone Advisors, Blackstone India and their affiliates from the relationship with the Fund, including, among others, the administration fees paid to Blackstone Advisors. Further, the Directors considered the extent to which Blackstone Advisors believes economies of scale may be realized if the Fund grows and whether the fee levels reflect economies of scale for the benefit of the Fund’s stockholders, noting that the fee structure would have the effect of lowering the Fund’s fees paid at certain asset levels. The Board determined that the current amount and structure of the fee is appropriate in light of the nature, quality and scope of the investment advisory services provided by Blackstone Advisors and Blackstone India to the Fund.

3. The operating expenses of the Fund.  The Directors reviewed the operating expenses of the Fund, on an absolute basis and as compared to those of its peer group. The Directors noted that, as described in the materials provided by Blackstone Advisors, the annualized expense ratio had slightly increased in 2009 as compared to 2008. The Directors concluded that the expenses of the Fund have been reasonable.

4. Portfolio transactions.  The Directors discussed the policies and practices of the Fund and Blackstone Advisors in effecting portfolio transactions. The Directors considered the Fund’s general policies with respect to brokerage commissions, including payment levels and allocation policies among clients, as described in the materials provided by Blackstone Advisors, and discussed whether the transactions were carried out competently and within the scope of applicable governmental and Fund policy limitations. The Directors also discussed portfolio turnover rates, the recapture of brokerage commissions and the consideration of research services in placing portfolio transactions. The Directors took into

33

THE INDIA FUND, INC.

Continuation of the Management Agreement
(continued)

consideration other benefits derived by Blackstone Advisors in connection with the Management Agreement, noting particularly that Blackstone Advisors advised that soft dollars are not used in connection with portfolio transactions for the Fund. Although it may receive unsolicited proprietary research reports from brokers that execute transactions for the Fund, Blackstone Advisors advised the Board that brokers are not selected based on this research.

5. Blackstone Advisors’ and Blackstone India’s management of other funds and other investments and fees paid. The Directors discussed Blackstone Advisors’ and Blackstone India’s management of other funds and other investment products and the fees paid in those instances, noting that Blackstone Advisors manages one other registered fund and one unregistered fund that invest in Asia. The Directors compared both the services rendered and the fees paid under the Management Agreement and the Country Advisory Agreement to the services rendered to and fees paid by the other funds, and the Directors determined that the services and fees are comparable to those being offered to the other funds by Blackstone Advisors and Blackstone India.

6. The profitability of Blackstone Advisors and its affiliates with respect to their relationship to the Fund.  The Directors reviewed information regarding the profitability to Blackstone Advisors of its relationship with the Fund. The Board considered the level of Blackstone Advisors’ profits and whether the profits were reasonable for Blackstone Advisors. The profitability analysis took into consideration fall-out benefits from Blackstone Advisors’ relationship with the Fund, including fees paid to Blackstone Advisors under the Management Agreement and under the Administration Agreement. The Directors found that the profits realized by Blackstone Advisors from its relationship with the Fund were not unreasonable in light of the nature, scope and high quality of services provided by Blackstone Advisors and Blackstone India to the Fund.

In considering whether to approve the continuation of the Management Agreement and the Country Advisory Agreement, the Board did not identify nor was any single factor determinative to the decision of the Board. The Board also separately considered the operational, administrative and other services provided to the Fund under the Administration Agreement between the Fund and Blackstone Advisors. The Independent Directors were satisfied with the services provided by Blackstone Advisors and Blackstone India to the Fund and with the investment performance and expense levels (including the advisory fees). On that basis, the Independent Directors determined that the continuation of the Management Agreement and the continuation of the Country Advisory Agreement were in the best interests of the Fund and its stockholders.

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THE INDIA FUND, INC.

Annual Chief Executive Officer and Chief
Financial Officer Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the required annual certification, and the Fund has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period of this report.

35

THE INDIA FUND, INC.

Information About Directors and Officers
(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.

				Number of Funds
				in Fund Complex
		Term of Office	Principal	Overseen by	Other Board
	Position(s) Held	and Length of	Occupation(s)	Director (including	Memberships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

DISINTERESTED DIRECTORS

Lawrence K. Becker c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth year: 1955	Director and Member of the Audit Committee and Nominating Committee, Class I	Since 2003	Private Investor, Real Estate Investment Management (July 2003– Present); Treasurer, France Growth Fund (2004-2008); Vice President, Controller/ Treasurer, National Financial Partners (2000– 2003); Managing Director, Controller/Treasurer, Oppenheimer Capital- PIMCO (1981– 2000)	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage Advisers, L.L.C. or its affiliates (“Advantage”)

Leslie H. Gelb c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth year: 1937	Director and Member of the Audit Committee and Nominating Committee, Class II	Since 1994	President Emeritus, The Council on Foreign Relations (2003– Present); President, The Council on Foreign Relations (1993– 2003); formerly Columnist, Deputy Editorial Page Editor and Editor, Op- Ed Page, The New York Times	2	Director of 22 registered investment companies advised by Legg Mason Partners Fund Advisers, LLC (“LMPFA”) and its affiliates

J. Marc Hardy c/o Multiconsult Limited Frere Felix de Valois Street Port Louis, Mauritius Birth year: 1954	Director and Member of the Audit Committee and Nominating Committee, Class III	Since 2002	Independent Financial Advisor, ACMS Fund Management Ltd. (2003-Present)	1	Director of the Mauritius Development Investment Trust Co. Ltd. and Hanover Reinsurance Ltd. Mauritius Ltd.

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THE INDIA FUND, INC.

Information about Directors and Officers (continued)

				Number of Funds
				in Fund Complex
		Term of Office	Principal	Overseen by	Other Board
	Position(s) Held	and Length of	Occupation(s)	Director (including	Memberships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

Stephane R. F. Henry c/o Investment Professionals Ltd. 6th Floor Harbour Front John F. Kennedy Street Port Louis, Mauritius Birth year: 1967	Director and Member of the Audit Committee and Nominating Committee, Class II	Since 2004	Managing Director, Investment Professionals Ltd., (1998-Present)	1	Director of Boyer Allan Asia Pacific Fund, Arisaig (Partners) Ltd. and Foreign Colonial India Ltd.

Luis F. Rubio c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth year: 1955	Director and Member of the Audit Committee and Nominating Committee, Class II	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002– Present); frequent contributor of op-ed pieces to The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage

Jeswald W. Salacuse c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth year: 1938	Director, Chairman of the Board and Chairman of the Audit Committee and Nominating Committee, Class I	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy, Tufts University (1986– Present); President Arbitration Tribunal, ICSID, World Bank (2003-Present)	2	Director of 22 registered investment companies advised by LMPFA

INTERESTED DIRECTORS

Prakash A. Melwani The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth year: 1958	Director and President, Class III	Since 2005	Senior Managing Director, Private Equity Group, The Blackstone Group L.P. (May 2003– Present); Founder and Chief Executive Officer, Vestar Capital Partners (1988– 2003)	2	Pinnacle Foods Group L.L.C., Performance Foods Group LLC, RGIS Holdings L.L.C. and Kosmos Energy L.L.C., and Ariel Holdings

Robert L. Friedman The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth year: 1943	Chief Legal Officer and Vice President	Since 2005	Chief Legal Officer, The Blackstone Group L.P. (2003– Present); Senior Managing Director, Blackstone (1999– Present)	N/A	N/A

37

THE INDIA FUND, INC.

Information about Directors and Officers (continued)

Number of Funds
in Fund Complex
		Term of Office	Principal	Overseen by	Other Board
	Position(s) Held	and Length of	Occupation(s)	Director (including	Memberships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Joshua B. Rovine The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, The Blackstone Group L.P. (2003– Present); Partner, Sidley Austin Brown & Wood LLP (1994– 2003)	N/A	N/A

Joseph M. Malangoni Blackstone Asia Advisors L.L.C. 53 State Street Boston. M.A. 02109 Birth year: 1976	Treasurer and Vice President	Since 2007	Chief Financial Officer and Vice President, Blackstone Asia Advisors L.L.C. (2007– Present); Controller and Chief Compliance Officer, Steadfast Financial L.L.C. (2002– 2007)	N/A	N/A

Barbara F. Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth year: 1952	Chief Compliance Officer and Vice President	Since 2005	Chief Compliance Officer and Principal, Blackstone Asia Advisors L.L.C. (2006– Present); Managing Member, BFP Consulting L.L.C. (2005 – 2006); Chief Compliance Officer, The Asia Tigers Fund, Inc. (2005-Present); Chief Compliance Officer, Oppenheimer Asset Management, Inc. (formerly CIBC World Markets)
			(1996– 2005)	N/A	N/A

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THE INDIA FUND, INC.

Information about Directors and Officers (concluded)

Number of Funds
in Fund Complex
		Term of Office	Principal	Overseen by	Other Board
	Position(s) Held	and Length of	Occupation(s)	Director (including	Memberships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 53 State Street Boston, M.A. 02109 Birth year: 1962	Portfolio Manager Chief Investment Officer	Since 1997 Since 2005	Senior Managing Director, The Blackstone Group L.P. and Chief Investment Officer Blackstone Asia Advisors L.L.C. (2005– Present); Managing Director and Senior Portfolio Manager, Advantage Advisers, Inc., an affiliate of Oppenheimer & Co., Inc. (1997– 2005); Portfolio Manager, The Asia Tigers Fund, Inc. (1999– Present);
			Senior Portfolio Manager and Chief Investment Officer, The Asia Opportunities Fund L.L.C. (2007– Present)	N/A	N/A

[1]	The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2012, year 2011, and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

39

THE INDIA FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease

40

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

41

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts 01581.

42

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

43

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

44

THE INDIA FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.,
an affiliate of The Blackstone Group L.P.

Administrator:
Blackstone Asia Advisors L.L.C.

Sub-Administrator:
PNC Global Investment Servicing (U.S.) Inc.

Transfer Agent:
PNC Global Investment Servicing (U.S.) Inc.

Custodian:
Deutsche Bank AG

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free number at 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

 Asia
Advisors L.L.C.

The India Fund, Inc.

Annual Report

December 31, 2009

The India Fund, Inc.

Item 2.	Code of Ethics.
(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	There have been no amendments during the period covered by this report to any provisions of the Code of Ethics.

(d)	The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

(e)	Not Applicable.

(f)	A copy of the registrant’s Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person without charge upon request to the registrant at its address at 345 Park Avenue, New York, NY 10154.

Item 3.	Audit Committee Financial Expert.
The registrant’s board of directors has determined that Lawrence Becker, a member of the board of directors’ audit committee, possesses the technical attributes identified in instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Becker as the audit committee’s financial expert. Mr. Becker in an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $97,566 for 2009 and $97,566 for 2008.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $13,963 for 2009 and $0 for 2008.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $114,845 for 2009 and $79,695 for 2008. Specifically, these fees were billed for preparation of the Fund’s tax returns and tax services relating to the Fund’s operations in India.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2008.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE ASIA TIGERS FUND, INC.
THE INDIA FUND, INC.
AUDIT COMMITTEE PRE-APPROVAL POLICIES
As amended on November 29, 2005
          The Audit Committee (the “Committee”) of each of The Asia Tigers Fund, Inc. and The India Fund, Inc. (each, a “Fund”) must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit (including audit-related) services, as required by law. In evaluating a proposed engagement by the Fund’s independent accountants, the Committee will evaluate the effect that the engagement might reasonably be expected to have on the accountant’s independence. That evaluation will be based on several factors, including:
•	a review of the nature of the professional services expected to be provided;

•	the fees to be charged in connection with the services expected to be provided;

•	a review of the safeguards put into place by the accounting firm to safeguard independence; and

•	periodic meetings with the accounting firm.
I.	Policy for Audit and Non-Audit Services to be Provided to the Fund
          On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this policy. The term of any pre-approval is twelve months from the date of pre-approval, unless the Committee specifically provides otherwise. The Committee may modify any pre-approval at its discretion. Fee levels for all services pre-approved under this policy will be established annually by the Committee.
          In addition to the Committee’s pre-approval of services pursuant to this policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will independently confirm that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission (the “SEC”).
A.	Audit Services
          The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

•	annual Fund financial statement audits (including applicable internal control reports);

•	seed audits (related to new product filings, as required);

•	semiannual financial statement reviews (if applicable); and

•	SEC and regulatory filings and consents issued in connection with any of the above;
B.	Audit-Related Services
          The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:
•	accounting consultations;

•	Fund merger support services;

•	agreed-upon procedure reports;

•	attestation reports;

•	SEC and regulatory filings and consents issued in connection with filings previously authorized by the Board of Directors;

•	comfort letters; and

•	internal control reports (other than issued pursuant to annual Fund financial statement audits).
          Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended (the “Investment Company Act”), to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
C.	Tax Services
          The following categories of tax and tax compliance services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:

•	federal, state and local income tax compliance as well as sales and use tax compliance;

•	timely “regulated investment company” qualification reviews;

•	tax distribution analysis and planning;

•	tax authority examination services;

•	tax appeals support services;

•	accounting methods studies;

•	Fund merger support services; and

•	other tax consulting services and related projects.
          Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
C.	Proscribed Services
          The Fund’s independent accountants will not render services in the following categories of non-audit services:
•	bookkeeping or other services related to the accounting records or financial statements of the Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker/dealer, investment adviser or investment banking services;

•	legal and other expert services unrelated to the audit; and

4

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
II.	Pre-Approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
          The Committee will pre-approve annually any permitted non-audit services to be provided to Blackstone Asia Advisors L.L.C. or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “ Investment Manager”) and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided that, in each case, the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Service Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
          The Committee will also receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Service Affiliates.
III.	De Minimus Exception to Requirement of Pre-Approval of Non-Audit Services
          With respect to the provision of permitted non-audit services to a Fund or Service Affiliates, the pre-approval requirement is waived if each of the following requirements is met:
(1)	The aggregate amount of all non-approved permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which such services are provided and (ii) with respect to such services provided to Service Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Service Affiliates during the fiscal year in which such services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated). Any approval by the Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2008.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio, Jeswald W. Salacuse, J. Marc Hardy, and Stephane Henry.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

APPENDIX F
PROXY VOTING PROCEDURES:
BLACKSTONE ASIA ADVISORS, LLC

1

i

ii

iii

INTRODUCTION
Rule 206(4)-6 (the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.
Blackstone Asia Advisors, LLC (the “Adviser”) is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.
When the Adviser has investment discretion over a client’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

CHAPTER 1
BOARD OF DIRECTORS
Voting on Director Nominees In Uncontested Elections
These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.
In each analysis of an uncontested election of directors you should review:
(1)	Company performance

(2)	Composition of the board and key board committees

(3)	Attendance at board meetings

(4)	Corporate governance provisions and takeover activity
We may also consider:
(1)	Board decisions concerning executive compensation

(2)	Number of other board seats held by the nominee

(3)	Interlocking directorships
Vote Recommendation
It is our policy to vote IN FAVOR of the candidates proposed by the board.
We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.
Chairman and CEO are the same person
Shareholders may propose that different persons hold the positions of the chairman and the CEO.
We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors
Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.
Vote Recommendation
It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

Stock Ownership Requirements
     Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.
Vote Recommendation
Vote AGAINST proposals that require director stock ownership.

          Charitable Contributions
     Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.
Vote Recommendation
(Shareholders Proposals)
Vote AGAINST proposals regarding charitable contribution.
     Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

          Director and Officer Indemnification And Liability Protection
These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.
When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.
Vote Recommendation
Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.
The following factors should be considered:
(A)	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

(B)	Attracting and retaining the most qualified directors enhances shareholder value.

          Size of the Board
Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.
Vote Recommendation
Vote FOR the board’s recommendation to increase or decrease the size of the board.
The following factors should be considered:
1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections
Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.
The following factors are considered:
1.	management’s track record

2.	background to the proxy contest

3.	qualifications of director nominees

          Term Of Office
This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.
Vote Recommendation
Vote AGAINST shareholder proposals to limit the tenure of outside directors.
The following factors should be considered:
1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

          Compensation Disclosure
These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.
Vote Recommendation
(shareholders policy)
Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.
The following factors should be considered:
1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

CHAPTER 2
AUDITORS

Ratifying Auditors
Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.
Vote Recommendation
Vote FOR proposal to ratify auditors.
The following factors should be considered:
1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.	Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.	If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.

CHAPTER 3
TENDER OFFER DEFENSES

          Poison Pills
Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.
A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.
Vote Recommendation
Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.
Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.
Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

          Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.
Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.
Vote Recommendation
Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments
Vote on a CASE-BY-CASE basis regarding anti-Greenmail proposals when they are bundled with other charter or bylaw amendments.
The following factors should be considered:
1.	While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

          Supermajority Vote
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.
Vote Recommendations
Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.
Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.
The following factors should be considered:
1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

CHAPTER 4
MERGERS AND CORPORATE RESTRUCTURING

          Changing Corporate Name
This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.
Vote Recommendation
Vote FOR changing the corporate name.
The following factors should be considered:
1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

          Reincorporation
These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.
Vote Recommendation
Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by-laws.
The following factors should be considered:
1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

CHAPTER 5
PROXY CONTEST DEFENSES

          Board Structure: Staggered vs. Annual Elections
A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.
Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.
Vote Recommendations
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
The following factors should be considered:
1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.

          Cumulative Voting
Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.
Vote Recommendation
Vote AGAINST proposals that permit cumulative voting.
The following factors should be considered:
1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.

          Shareholders’ Ability to Call Special Meeting
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.
Vote Recommendation
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          Shareholders’ Ability to Alter Size of the Board
Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.
Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.
Vote Recommendations
Vote FOR proposal which seek to fix the size of the board.
Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

CHAPTER 6
MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

          Confidential Voting
Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.
Vote Recommendations
Vote FOR shareholder proposals requesting that corporations adopt confidential voting.
Vote FOR management proposals to adopt confidential voting.
The following factors should be considered:
1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.	Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

          Shareholder Advisory Committees
These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.
Vote Recommendation
Vote AGAINST proposals to establish a shareholder advisory committee.
The following factors should be considered:
1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

          Foreign Corporate Matters
These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).
Vote Recommendation
Vote FOR proposals that concern foreign companies incorporated outside of the United States.
The following factors should be considered:
1.	The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.

          Government Service List
This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.
Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.
Vote Recommendation
Vote AGAINST these proposals which request a list of employees having been employed by the government.
The following factors should be considered:
1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.

CHAPTER 7
SOCIAL AND ENVIRONMENTAL ISSUES

          Energy and Environmental Issues
(CERES Principles)
CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.
Vote Recommendation
Vote AGAINST proposals requesting that companies sign the CERES Principles.
The following factors should be considered:
1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

          Northern Ireland
(MacBride Principles)
It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.
In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.
Vote Recommendation
REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.
The following factors should be considered:
1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

          Maquiladora Standards and
International Operations and Policies
Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.
The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.
Vote Recommendation
ABSTAIN from providing a Vote Recommendation on proposals regarding the Maquiladora Standards and international operating policies.
The following factors should be considered:
1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

          Equal Employment Opportunity
And Discrimination
In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.
Vote Recommendation
REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.
The following factors should be considered:
1.	We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

          Animal Rights
A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.
Vote Recommendation
REFRAIN from making Vote Recommendations on proposals regarding animal rights.
The following factors should be considered:
1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

CHAPTER 8
CAPITAL STRUCTURE

          Common Stock Authorization
The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.
However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.
Vote Recommendation
Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issue.
Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.
The following factors should be considered:
1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

          Blank Check Preferred Stock
The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.
Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.
Vote Recommendation
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.
The following factors should be considered:
1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

          Preemptive Rights
These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.
Vote Recommendation
Vote AGAINST proposals seeking preemptive rights.
The following factors should be considered:
1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions: Splits and Dividends
Stock Splits
The corporation requests authorization for a stock split.
Vote Recommendation
Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits
Vote Recommendation
Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

          Adjustments to Par Value of Common Stock
The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.
The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.
Vote Recommendation
Vote FOR management proposals to reduce the par value of common stock.
The following factors should be considered:
1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings
The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
Vote Recommendation
It is our policy to vote CASE-BY-CASE on debt restructuring.
The following factors should be considered:
1.	Dilution — How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control — Will the transaction result in a change of control of the company?

3.	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

CHAPTER 9
EXECUTIVE AND DIRECTOR COMPENSATION

          Director Compensation
Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.
Vote Recommendation
Vote on a CASE-BY-CASE basis for director compensation.
The following factors should be considered:
1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

          Shareholder Proposal to Limit Executive and Director Pay
Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.
Vote Recommendation
Vote on a CASE-BY-CASE basis.
The following factors should be considered:
1.	Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

          Employee Stock Ownership Plans (ESOPs)
These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.
Vote Recommendation
Vote FOR proposals to adopt share-based compensation plans when the following items are involved:
1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.
Vote AGAINST proposals adopting share based compensation plans when the following items are involved:
1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

          Options Expensing
Shareholder proposal to expense options.
Vote Recommendation
It is our policy to vote FOR proposals to expense options.

          Golden Parachutes
Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.
Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.
Vote Recommendation
Vote FOR proposals which seek to limit additional compensation payments.
Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.
The following factors should be considered:
1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

          Proposal to Ban Golden Parachutes
Based on the foregoing information:
Vote Recommendation
We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

          Outside Directors’ Retirement Compensation
We believe that directors should only be compensated while serving the company.
Vote Recommendations
Vote AGAINST proposals establishing outside directors’ retirement compensation.
Vote FOR proposals that revoke outside directors’ retirement compensation.

CHAPTER 10
STATE OF INCORPORATION

          Control Share Acquisition Statutes
These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.
Vote Recommendation
Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.
The following factors should be considered:
1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

          Opt-Out of State Takeover Statutes
These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.
Vote Recommendation
Vote on a CASE-BY-CASE basis for these proposals.
The following factors should be considered:
1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations
Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

CHAPTER 11
CONFLICTS OF INTEREST

Conflicts
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:
1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser.

2.	A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.
If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:
1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.	Non-routine proxy proposals. Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

Conflicts cont’d
3.	The Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:
a)	Obtain instructions from the client on how to vote.

b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

CHAPTER 12
GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

Governance Committee
The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Joseph Malangoni, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

          Proxy Managers
The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

CHAPTER 13
SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

Special Issues with Voting Foreign Proxies
Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:
1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.	In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Blackstone may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser’s judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.	In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

CHAPTER 14
RECORD KEEPING

Record Keeping
Blackstone will maintain the following records:
1.	Copies of these policies

2.	A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.	A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.
The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Portfolio Manager. As of December 31, 2009, the Fund is managed by Punita Kumar-Sinha, who has primary responsibility for the day-to-day implementation of the Fund’s investment strategies. Ms. Kumar-Sinha has been the portfolio manager for the Fund since 1997. Ms Kumar-Sinha joined Blackstone Asia Advisors L.L.C. (the “Investment Manager”) in December 2005 and is a Senior Managing Director. Prior to joining the Investment Manager, Ms. Kumar-Sinha was a Managing Director and Senior Portfolio Manager at Oppenheimer Asset Management Inc. and CIBC World Markets, where she was also the portfolio manager for the Fund.
     Other Accounts Managed by Portfolio Manager. In addition to managing the Fund, Ms. Kumar-Sinha is primarily responsible for the day-to-day portfolio management of one registered investment company, The Asia Tigers Fund, Inc., and one unregistered pooled investment vehicle. As of December 31, 2009, the total assets of The Asia Tigers Fund, Inc. were $76,885,892, and the total assets of the unregistered pooled investment vehicle were approximately $19,651,638. Ms. Kumar-Sinha manages no other registered investment companies, pooled investment vehicles or accounts. None of the accounts managed by Ms. Kumar-Sinha have fees based on performance.
     Portfolio Manager Compensation. The portfolio manager’s overall compensation is determined by Blackstone’s Management Committee. Blackstone’s compensation structure is designed to pay competitive salaries to attract and retain top quality investment professionals. Ms. Kumar-Sinha’s compensation consists of two elements—base salary and bonus.
Base salary. The base salary is generally a fixed amount. The base salary is reviewed annually and may be adjusted based on a variety of factors, including competitive market factors and the skill, experience and responsibilities of the individual. While investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor.
Bonus. Ms. Kumar-Sinha is also eligible to receive an annual cash bonus and Blackstone stock. The level of this bonus is based upon evaluations and determinations made by the portfolio manager’s supervisor. These reviews and evaluations often take into account a variety of factors, including the effectiveness of the portfolio manager’s investment strategies, the performance of the accounts for which she serves as portfolio manager relative to any benchmarks established for those accounts over the course of the year (currently the IFC Investable Index, the Dollex, the Bombay Stock Exchange 500 Index, the MSCI AC Asia Ex-Japan Index, the MSCI India Index and the MSCI AC Far East Ex-Japan Index), the amount of the Investment Manager’s total assets under management, her ability to work with colleagues and to supervise her investment staff and her overall contribution to the Investment Manager in achieving its business objectives.
     Potential Conflicts of Interest. Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for Ms. Kumar-Sinha. Ms. Kumar-Sinha’s simultaneous management of the Fund, The Asia Tigers Fund, Inc. and an unregistered pooled investment vehicle may present actual or apparent conflicts of interest with respect to the allocation of Ms. Kumar-Sinha’s time and attention as well as with respect to the allocation and aggregation of securities orders placed on behalf of these accounts. The Fund, The Asia Tigers Fund, Inc. and the unregistered pooled investment vehicle have, to varying degrees, overlapping investment objectives since all three accounts may invest in Indian securities. Potential conflicts may arise, for example, when there is a limited quantity of an investment that may be suitable for more than one of these accounts and the investment must be allocated between them. It is also possible that, in light of different objectives, benchmarks, industry and sector exposures and time horizons, the portfolio manager may take differing positions in the three accounts.
     In the future, Ms. Kumar-Sinha may manage other funds or accounts that may also invest in the same or similar securities as the Fund, which may present similar or additional conflicts of interest. The Investment Manager believes that such potential conflicts are mitigated by the fact that the Investment Manager has adopted policies that address potential conflicts of interest, including strict adherence to investment objectives, policies and guidelines as well as best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.
     Portfolio Manager Securities Ownership. As of December 31, 2009, Ms. Kumar-Sinha beneficially owned between $10,001 and $50,000 in the common stock of the Fund.
(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

(d) Maximum Number (or
			(c) Total Number of Shares	Approximate Dollar Value) of
	(a) Total Number of	(b) Average Price	(or Units) Purchased as Part	Shares (or Units) that May Yet Be
	Shares (or	Paid per	of Publicly Announced Plans	Purchased Under the Plans or
Period	Units) Purchased	Share (or Unit)	or Programs	Programs
07/01/2009 to 07/31/2009	None	None	None	None

08/01/2009 to 08/31/2009	None	None	None	None

09/01/2009 to 09/30/2009	1,023,575	$29.0374	1,023,575 (1)	None

10/01/2009 to 10/31/2009	None	None	None	None

11/01/2009 to 11/30/2009	None	None	None	None

12/01/2009 to 12/31/2009	None	None	None	None

Total	1,023,575	$29.0374	1,023,575 (1)	None

(1)	These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on August 21, 2009 that expired on September 11, 2009. In connection with this repurchase offer, the Fund offered to repurchase up to 2,504,632 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of September 18, 2009.

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The India Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President
(principal executive officer)

Date	March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President
(principal executive officer)

Date	March 1, 2010

By (Signature and Title)*	/s/ Joseph M. Malangoni

Joseph M. Malangoni, Treasurer and Vice President
(principal financial officer)

Date	March 1, 2010

*	Print the name and title of each signing officer under his or her signature.